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                                                                   Exhibit 10.39


                            RATIFICATION OF GUARANTY
                      (Exim Bank-Guaranteed Line of Credit)

      THIS RATIFICATION OF GUARANTY (the "RATIFICATION") is effective on November 30, 2003, by DREW SCIENTIFIC GROUP PLC ("GUARANTOR"), in favor of BANK OF AMERICA, N.A. (the "LENDER").

                                    RECITALS

      A. Guarantor has executed a Guaranty dated April 3, 2001 (the "GUARANTY") in favor of Lender in connection with a Loan Agreement (Exim Bank-Guaranteed Line of Credit) dated as of June 1, 2000 as amended by a First Amendment to Loan Agreement dated as of April 3, 2001, as amended by a Second Amendment to Loan Agreement (Exim Bank- Guaranteed Line of Credit) dated as of June 30, 2001 between Drew Scientific, Inc., d/b/a Danam Electronics, formerly known as MWI, Inc. d/b/a Danam Electronics ("BORROWER") and Lender (collectively, the "ORIGINAL LOAN AGREEMENT"). The Original Loan Agreement was amended and restated by that certain Amended and Restated Loan Agreement (Ex-Im Bank Guaranteed Line of Credit) effective as of September 30, 2001 by and between Borrower and Lender, as further amended by that certain First Amendment to Amended and Restated Loan Agreement (Ex-Im Bank Guaranteed Line of Credit) effective on January 7, 2002 between Borrower and Lender, as further amended by that certain Second Amendment to Amended and Restated Loan Agreement (Ex-Im Bank Guaranteed Line of Credit) dated as of July 8, 2002 (but effective on June 30, 2002), as further amended by that certain Third Amendment to Amended and Restated Loan Agreement (Ex-Im Bank Guaranteed Line of Credit) dated as of September 5, 2002 (but effective on August 30, 2002) and further amended by that certain Fourth Amendment to Amended and Restated Loan Agreement (Ex-Im Bank Guaranteed Line of Credit) dated as of October 2, 2002 (but effective on September 30, 2002), and as further amended by that certain Fifth Amendment to Amended and Restated Loan Agreement (Ex-Im Bank-Guaranteed Line of Credit) dated as of September 30, 2003 (collectively, the "AMENDED AND RESTATED LOAN AGREEMENT"). Borrower executed a Seventh Amended and Restated Revolving Promissory Note dated effective on September 30, 2003 made payable to the order of Lender in the original principal amount of $2,000,000.00 (the "ORIGINAL NOTE").

      B. Borrower has requested that Lender amend the Amended and Restated Loan Agreement and the Original Note to extend the maturity date of the Original Note from November 30, 2003 to May 31, 2004 and to modify certain other terms thereof. Lender is willing to make such changes subject to Guarantor giving Lender the representations, assurances and other agreements hereinafter set forth.

      C. Lender and Borrower shall execute (i) a Sixth Amendment to Amended and Restated Loan Agreement (the "SIXTH AMENDMENT"); and (ii) a Eighth Amended and Restated Revolving Promissory Note (the "EIGHTH AMENDED NOTE"). Guarantor and CDC Acquisition Corp shall ratify their respective guaranties of the Note.

                                    AGREEMENT

      NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and because Guarantor will benefit from some of the changes to the Amended and Restated Loan Agreement, Guarantor does hereby agree as follows:

      1. The Recitals hereinabove contained are true and correct and are made a part hereof.

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      2. Guarantor acknowledges receipt of the Sixth Amendment and agrees, ratifies and confirms that the Guaranty remains in full force and effect with respect to (a) the Original Loan Agreement as amended and restated by the Amended and Restated Loan Agreement as amended by the Sixth Amendment and (b) the Eighth Amended Note.

      3. Guarantor represents and warrants unto Lender that (i) the Guaranty and all other documents executed by Guarantor in connection therewith are valid and binding obligations of Guarantor, enforceable in accordance with their terms;
(ii) the Eighth Amended Note shall continue to be guaranteed by the Guarantor pursuant to the Guaranty; (iii) all of the terms, covenants, conditions, representations, warranties and agreements contained in the Guaranty are hereby ratified and confirmed in all respects; and (iii) no oral representations, statements, or inducements have been made by Lender with respect to the Eighth Amended Note, the Sixth Amendment, this Ratification or the Guaranty.

      IN WITNESS WHEREOF, the Guarantor has caused this Ratification to be executed as of the day and year first above written.

                                            GUARANTOR:

                                            DREW SCIENTIFIC GROUP PLC

                                            BY: /s/ K.R. Drew
                                               ----------------------------
                                            Name: K.R. Drew
                                            Title: DIRECTOR

EFFECTIVE: November 30, 2003

EXECUTED this 8th day of December, 2003.

STATE OF Texas

COUNTY OF Dallas

      The foregoing was executed and acknowledged before me this 8th day of December 2003 by Keith Drew, as Director of Drew Scientific Group PLC Such person is personally known to me or produced _________ as identification and did/did not take an oath.

[SEAL]                                  Katherine A Chavez
                                        Notary Public, State of Texas
                                        Print Name: Katherine A Chavez
                                        My Commission expires: 11-12-2006
                                        Commission No:___________________

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